EXHIBIT 10.10
                                                                   -------------


                             FINDERS' FEE AGREEMENT



THIS AGREEMENT is dated effective April, 17, 2003.


AMONG:

                  DOBLIQUE, INC.

                  (the "Company")


AND:

                  SAINTSBURY MANAGEMENT CORP. ("Saintsbury");

                  GROSVENOR TRUST COMPANY LTD. as Trustee for
                  Chesapeake Trust ("Grosvenor"); and

                  LIBERTY MANAGEMENT LLC ("Liberty")

                  (Saintsbury,   Grosvenor   and   Liberty,   collectively   the
                  "Finders")


WHEREAS:
(A) The Finders have agreed to provide, and have provided, certain services (the "Services') to the Company in connection with the proposed acquisition by the Company of all of the issued and outstanding shares of Inyx Pharma Limited.

(B) In consideration of the services provided by the Finders, the Company has agreed to issue to the Finders collectively a total of 1,950,000 shares (the "Shares") in the common stock of the Company (the "Finders' Fee").


NOW THEREFORE the parties agree as follows:

1. In the event of closing of the Acquisition and concurrent therewith the Company will issue the Shares to the Finders as follows:

                  Finder                              Number of Shares

                Saintsbury                                975,000

                 Grosvenor                                475,000

                  Liberty                                 500,000



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provided that it is acknowledged  that Saintsbury hereby directs that the Shares issuable as to Saintsbury on account of the Finders' Fee be registered in the name of "Abacus Nominees Limited M1636".

2. The parties acknowledge that payment of the Finders' Fee will represent full and final satisfaction of the obligations of the Company to the Finders in respect of the Services and will represent acknowledgement that the Services have been completed and the Finders' Fee earned.

3. The Company agrees to grant the Finders the registration rights with respect to the Shares set forth in Schedule "A" hereto.

4.       The Finders each acknowledge in respect of themselves that:

         (a)      they are acquiring the Shares as principal; and


         (b) the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") and therefore cannot be resold unless they are registered under the 1933 Act or unless an exemption from registration is available.

5. Grosvenor and Liberty acknowledge that the Shares will be distributed to them pursuant to Rule 506 of Regulation D under the 1933 Act and in this regard each represents that it is an "accredited investor", as that term is defined in Regulation D.

6. Saintsbury acknowledges that the Shares will be distributed to it pursuant to Regulation S under the 1933 Act ("Regulation S") and in this regard
Saintsbury:

         (a) certifies that it is not a U.S. person (as that term is defined in Regulations S) and is not acquiring the Shares for the account or benefit of any U.S. person;

         (b) agrees to resell the Shares only in accordance with Regulation S, pursuant to the 1933 Act or pursuant to an available exemption from registration; and

         (c) agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the 1933 Act.

7. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing herein shall be construed as creating any agency on the part of any of the Finders.

8. This Agreement shall be construed and enforced under Nevada law and the courts therein.

9. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall be deemed to constitute one valid and binding agreement, and delivery of the counterparts may be effected by means of a telecopied transmission. The reproduction of signatures

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by telecopied transmission shall be treated as binding as if originals, and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signatures forthwith upon demand.


IN WITNESS WHEREOF this Agreement has been executed by the parties hereto on the day and year first above written.




DOBLIQUE, INC.


Per: /s/ Jack Kachkar
    ------------------------------------------------------------
    Authorized Signatory



SAINTSBURY MANAGEMENT CORP.


Per: /s/ Dan Matthews
    ------------------------------------------------------------
    Authorized Signatory



GROSVENOR TRUST COMPANY LTD. as Trustee for Chesapeake Trust


Per: /s/ Mark Edmunds
    ------------------------------------------------------------
    Authorized Signatory



LIBERTY MANAGEMENT LLC


Per: /s/ Patrice Kephart
    ------------------------------------------------------------
    Authorized Signatory

                                  SCHEDULE "A"